February 2015 Cheniere Energy Credit Suisse Energy Summit

Forward Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included or incorporated by reference herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things:  statements regarding the ability of Cheniere Energy Partners, L.P. to pay distributions to its unitholders or Cheniere Energy Partners LP Holdings, LLC to pay dividends to its shareholders;  statements regarding Cheniere Energy Inc.’s, Cheniere Energy Partners LP Holdings, LLC’s or Cheniere Energy Partners, L.P.’s expected receipt of cash distributions from their respective subsidiaries;  statements that Cheniere Energy Partners, L.P. expects to commence or complete construction of its proposed liquefied natural gas (“LNG”) terminals, liquefaction facilities, pipeline facilities or other projects, or any expansions thereof, by certain dates or at all;  statements that Cheniere Energy, Inc. expects to commence or complete construction of its proposed LNG terminals, liquefaction facilities, pipeline facilities or other projects by certain dates or at all;  statements regarding future levels of domestic and international natural gas production, supply or consumption or future levels of LNG imports into or exports from North America and other countries worldwide, or purchases of natural gas, regardless of the source of such information, or the transportation or other infrastructure, or demand for and prices related to natural gas, LNG or other hydrocarbon products;  statements regarding any financing transactions or arrangements, or ability to enter into such transactions;  statements relating to the construction of our proposed liquefaction facilities and natural gas liquefaction trains (“Trains”), or modifications to the Creole Trail Pipeline, including statements concerning the engagement of any engineering, procurement and construction ("EPC") contractor or other contractor and the anticipated terms and provisions of any agreement with any EPC or other contractor, and anticipated costs related thereto;  statements regarding any agreement to be entered into or performed substantially in the future, including any revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacities that are, or may become, subject to contracts;  statements regarding counterparties to our commercial contracts, construction contracts and other contracts;  statements regarding our planned construction of additional Trains, including the financing of such Trains;  statements that our Trains, when completed, will have certain characteristics, including amounts of liquefaction capacities;  statements regarding our business strategy, our strengths, our business and operation plans or any other plans, forecasts, projections or objectives, including anticipated revenues and capital expenditures and EBITDA, any or all of which are subject to change;  statements regarding projections of revenues, expenses, earnings or losses, working capital or other financial items;  statements regarding legislative, governmental, regulatory, administrative or other public body actions, approvals, requirements, permits, applications, filings, investigations, proceedings or decisions;  statements regarding our anticipated LNG and natural gas marketing activities; and  any other statements that relate to non-historical or future information. These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “contemplate,” “develop,” “estimate,” “example,” “expect,” “forecast,” “opportunities,” “plan,” “potential,” “project,” “propose,” “subject to,” “strategy,” and similar terms and phrases, or by use of future tense. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in “Risk Factors” in the Cheniere Energy, Inc., Cheniere Energy Partners, L.P. and Cheniere Energy Partners LP Holdings, LLC Annual Reports on Form 10-K filed with the SEC on February 20, 2015, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these ”Risk Factors.” These forward-looking statements are made as of the date of this presentation, and other than as required under the securities laws, we undertake no obligation to publicly update or revise any forward- looking statements. 2

Executing on Growth Strategy By 2020: Scalable, industry- leading platform $30B+ ~40.5 mtpa LNG by 2019/20 One of the largest natural gas buyers in the U.S. ~6 Bcf/d Supporting over 125,000 indirect jobs ~950 permanent jobs created One of the largest exporters of LNG on a global basis ~10% of the total LNG market in U.S. infrastructure Significant investment in U.S. infrastructure 3

Cheniere’s Key Businesses  Two LNG terminals located along Gulf of Mexico  ~40.5 mtpa  Scalable platform  Underpinned by long-term contracts, competitive capital costs  LNG sales, FOB or DES, provided to customers on a short, mid, and long-term basis  ~7mtpa LNG volumes from SPL and CCL terminals  3 chartered LNG vessels  Developing/ investing in infrastructure to facilitate hydrocarbon revolution in Texas and beyond  Optimize value of LNG platform  Identify opportunities in related markets  Providing feedstock for LNG production  Redundant pipeline capacity ensures reliable gas deliverability  Upstream pipeline capacity provides access to diverse supply sources LNG PLATFORM GAS PROCUREMENT CHENIERE MARKETING FUTURE DEVELOPMENTS 4

Cheniere LNG Platform Sabine Pass Liquefaction TX LA Creole Trail PL Sabine Pass Liquefaction • 6 train development – 27 mtpa ~3.8 Bcf/d in export capacity • Trains 1-4 are under construction; First LNG in late 2015 • Trains 5-6 under development; FID expected 2015 Corpus Christi Liquefaction • 3 train development – 13.5 mtpa ~1.7 Bcf/d in export capacity • FID expected early 2015 • First LNG expected 2018 Corpus Christi Liquefaction “Take or pay” contracts are a key value driver, expect ~83% of total nominal production capacity under 20-year, long term contracts 5

LNG Platform  Execution Excellence • Sabine Pass Trains 1-4 remain on budget and ahead of contractual schedule: T1 & T2 project ~81% complete, T3 & T4 project ~54% complete • Maintain ~100 engineers on staff to ensure continued execution standard  Low Cost Operations • G&A metrics demonstrate efficiency  High projected earnings per employee 4% 11% 12% 14% 15% 17% 18% 14% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% CEI 9 Trains Peer1 Peer2 Peer3 Peer4 Peer5 Peer6 Peer Avg. (1) G&A % of CAPEX Estimated EBITDA per Employee ($000s)(3) Source: Company Filings, Bloomberg, Cheniere research (1) CEI CAPEX and G&A depicted over 5 year period (2) CEI 9 Train Build-out assumes future contracting of 2.08 MTPA at CCL T3 and 3.25 MTPA at SPL T6 at $3.50/MMBtu (3) Assumes 1400 employees. EBITDA and EBITDA per Employee are non-GAAP measures. We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis. $2,857 $291 $485 $493 $600 $747 $833 $575 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 CEI 9 Trains Peer1 Peer2 Peer3 Peer4 Peer5 Peer6 Peer Avg. (2) 6

Aerial View of SPL Construction – January 2015 Train 1 Train 2 Train 3 Train 4 Air Coolers Compressor Area Propane Condenser Area T1 Ethylene Cold Box T1 Methane Cold Box T2 Ethylene Cold Box T2 Methane Cold Box

SPL Construction – January 2015 8

Gas Procurement  Securing feedstock for LNG production with balanced portfolio approach • To date, have entered into term gas supply contracts with producers under 1-7 year contracts • Supply contracts cover ~50% of the required daily load for Trains 1-4 at Sabine Pass • Pricing averages HH - $0.10 discount  Redundant pipeline capacity helps ensure reliable gas deliverability • To date, we have secured firm pipeline transportation capacity of approximately ~4.2 Bcf/d of deliverability into Sabine Pass, or ~160% of the total load for Trains 1-4  Upstream pipeline capacity provides access to diverse supply sources • High degree of visibility into our ability to consistently deliver gas to Sabine Pass on a variable basis at Henry Hub flat (1)Anticipated total load per train estimated at 0.65 Bcf/d annually 9

Cheniere Marketing  Scale up for > 7 mtpa including LNG purchases from Cheniere terminals and other places  Buyers & sellers of LNG cargoes  Short, mid, long-term LNG sales on FOB or DES basis  CMI volumes sold to date primarily based on 1–2 year terms, HH + fixed fee  SPAs with SPL and CCL for all LNG volumes not under long-term contract with other parties  Chartered 3 LNG vessels for deliveries in 2015 and 2016  Developing complementary, high-value markets through small-scale asset investments  Professional staff based in London, Houston, Santiago, and Singapore Cheniere developing platform for LNG sales to international markets Singapore Houston, TX Santiago, Chile London, U.K. Chartered 3 LNG Vessels SPA with SPL SPAs with CCL Deliveries in 2015 & 2016 First LNG Expected 2015 First LNG Expected 2018 10

Future Developments Horizontal / Vertical Integration Total focus on cash flow per share as guiding metric for future investments LNG expansion most likely the first development project beyond the current 9-Train program Significant Cash Flow starting in 2017 Cheniere core competencies, scale, and first-mover advantage provide industry-leading platform for further asset integration 11

Hydrocarbon Growth Story Continues to Evolve in U.S. Source: EIA STEO Jan. 2015 However…production may not be as smooth as some predict Forecast 12

U.S. Responds To Price Signals Faster Than ROW $0 $30 $60 $90 $120 0 300 600 900 1,200 1,500 Active Rigs Outside North America Asia Pacific Middle East Africa Europe Latin America Brent Sources: Baker Hughes, EIA U.S. Shed ~475 Rigs in Just 3 Months  Oil rig count -25% since November  Decelerated faster than 2008 downturn  Horizontal count hit 15-month low  Vertical units now lowest on record  Capex announcements signal further decline to come in active rig count $0 $30 $60 $90 $120 0 500 1,000 1,500 2,000 U.S. Rig Activity Gas Oil Brent Response Slower Outside U.S.  ROW just -66 rigs through January  Middle East added 12 rigs in Jan despite sub-$50 oil prices  Europe actually up year-over-year  Africa +15 from September levels

$0 $30 $60 $90 $120 $150 04 05 06 07 08 09 10 11 12 13 14 15 16 Global Crude Prices WTI Brent Markets Face More Cyclical Volatility  Entering period of more pronounced cyclical volatility in crude oil markets to be driven by nimble, more meaningful U.S. market  Expect shorter cycles featuring higher peaks and deeper troughs 6% 8% 10% 12% 14% 16% 0 20 40 60 80 100 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 U.S. Oil Production Vs Rest of World US World US% of World Global production growth dominated by U.S. over last ~10 yrs U.S. LNG projects will have advantage as oil-linked LNG developments expected to be increasingly difficult to sanction in more volatile environment Forecast wide range 14

Cheniere by the Numbers TODAY …WITH 9 TRAINS (Forecast) LNG Volumes - 40.5 mtpa, ~5.5Bcf/d Revenues(1) ~$260MM ~$15B+ Employees ~600 1,400+ EBITDA/Share N/A ~$14.60+ Market Capitalization ~$17B ? 15 Note: See “Forward Looking Statements” Slide EBITDA per share is a non-GAAP measure. We have not made any forecast of net income, which would be the most comparable financial measure under GAAP, and we are unable to reconcile differences between forecasted EBITDA and net income. EBITDA has limitations as an analytical tool and should not be considered in isolation or in lieu of an analysis of our results as reported under GAAP, and should be evaluated only on a supplementary basis. (1) Revenue estimate assumes customers lift 100% of contracted volumes.

9-train CEI EBITDA per share SPL T6 (LT SPA) Estimated CEI EBITDA Per Share Build Up Note: Assumes ~274.3 CEI shares outstanding. See “Forward Looking Statements” Slide. (1) Assumes future contracting of 2.08 MTPA at CCL T3 and 3.25 MTPA at SPL T6 at $3.50 per MMBtu. Number of trains 4 trains 6 trains 7 trains 8 trains 9 trains Nameplate capacity 18.0 MTPA 27.0 MTPA 31.5 MTPA 36.0 MTPA 40.5 MTPA LT contracted SPA volumes 16.0 MTPA 23.7 MTPA 27.4 MTPA 30.3 MTPA(1) 33.5 MTPA(1) CMI sales 2.0 MTPA 3.4 MTPA 4.1 MTPA 5.8 MTPA 7.0 MTPA Cumulative build up | Assumes CMI margin at $5.00 per MMBtu with 100% utilization SPL T1-4 (LT SPA) CCL T1-2 (LT SPA) CCL T3 (LT SPA) SPL T5 (LT SPA) CMI Sales 9 Trains $14.60/Share $1.4 $1.5 $4.2 $1.3 $0.5 $0.6 $1.5 $1.7 $1.0 $1.0 $2.00 $14.60 $1.10 $3.20 $5.50 $2.90 – $2 $4 $6 $8 $10 $12 $14 $16 Est im at e d C EI E B IT D A p e r sh ar e ( $ p e r sh ar e ) 16

11-train CEI EBITDA per share Targeted CEI EBITDA Per Share Build Up Note: See “Forward Looking Statements” slide. Assumes ~274.3 CEI shares outstanding. (1) Management goals based on assessment of current and potential future project development opportunities, which, among other things, would require acceptable commercial and financing arrangements, and may require regulatory approvals before we make final investment decisions. Actual performance may differ materially from the goals. (2) Assumes future contracting of 2.08 MTPA at CCL T3, 3.25 MTPA at SPL T6 and 7.0 MTPA for two additional trains at $3.50 per MMBtu. Number of trains 4 trains 6 trains 7 trains 8 trains 9 trains 11 trains Nameplate capacity 18.0 MTPA 27.0 MTPA 31.5 MTPA 36.0 MTPA 40.5 MTPA 49.5 MTPA LT contracted SPA volumes 16.0 MTPA 23.7 MTPA 27.4 MTPA(2) 30.3 MTPA 33.5 MTPA(2) 40.5 MTPA(2) CMI sales 2.0 MTPA 3.4 MTPA 4.1 MTPA 5.8 MTPA 7.0 MTPA 9.0 MTPA Cumulative build up | Assumes CMI margin at $5.00 per MMBtu with 100% utilization SPL T1-4 (LT SPA) CCL T1-2 (LT SPA) CCL T3 (LT SPA) SPL T5 (LT SPA) SPL T6 (LT SPA) CMI Sales Add’l 2 Trains (LT SPA) 11 Trains $20/Share, Targeting Future Growth to $30/Share in 2020(1) $1.4 $1.5 $4.2 $1.3 $0.5 $0.6 $1.5 $1.7 $1.0 $1.0 $3.6 $2.0 $5.60 $20.20 $2.00 $1.10 $3.20 $5.50 $2.90 – $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 $22 Ta rg e te d C EI E B IT D A p e r sh ar e ( $ p e r sh ar e ) 17

Appendix

Investing in Cheniere – Summary Organization Cheniere Energy, Inc. (NYSE MKT: LNG) Sabine Pass LNG, L.P. (“SPLNG”) Sabine Pass Liquefaction, LLC (“SPL”) Cheniere Energy Partners, L.P. (NYSE MKT: CQP) Cheniere Creole Trail Pipeline, L.P. (“CTPL”) Corpus Christi Liquefaction, LLC (“CCL”) Cheniere Marketing, LLC (“CMI”) Cheniere Energy Partners GP, LLC 100% Interest 100% Interest 100% Interest 100% Interest (1) Current ownership interest. As Class B units accrete Blackstone will increase its ownership percentage, and the public and CQH will have reduced ownership percentages. See Slide 26.  Liquefaction facilities  13.5 mtpa under development  Regasification facilities  4.0 Bcf/d of capacity  17.0 Bcf of storage  2 berths  Liquefaction facilities  18 mtpa under construction  9 mtpa under development Cheniere Energy Partners LP Holdings, LLC (NYSE MKT: CQH)  1.5 Bcf/d capacity for SPL  Provides gas supply for SPL 80.1% Interest 55.9% Interest (1) 2.0% Interest & Incentive Dist. Rights  Int’l LNG marketing  SPAs with SPL and CCL  Three 5-year LNG vessel charters  Blackstone (BX) 29.0% (1)  Public 13.1% (1) Public 19.9% 19

Operating Assets Sabine Pass LNG Terminal (SPLNG) Creole Trail Pipeline 20

Contracted Capacity at SPLNG Third Party Terminal Use Agreements (TUAs) Long-term, 20 year “take-or-pay” style commercial contracts ~$253MM annual fixed fee revenue Total Gas & Power N.A. Chevron U.S.A. Inc. Capacity 1.0 Bcf/d 1.0 Bcf/d Fees (1) Reservation Fee (2) $0.28/MMBTU $0.28/MMBTU Opex Fee (3) $0.04/MMBTU $0.04/MMBTU Full-Year Payments $124 million $129 million Term 20 years 20 years Guarantor Total S.A. Chevron Corp. Guarantor Credit Rating ** Aa1/AA Aa1/AA Payment Start Date April 1, 2009 July 1, 2009 (1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees. (2) No inflation adjustments. (3) Subject to annual inflation adjustment. Note: Termination Conditions – (a) force majeure of 18 months or (b) unable to satisfy customer delivery requirements of ~192MMbtu in a 12-month period, 15 cargoes over 90 days or 50 cargoes in a 12-month period. In the case of force majeure, the customers are required to pay their capacity reservation fees for the initial 18 months. **Ratings may be changed, suspended or withdrawn at anytime and are not a recommendation to buy, hold or sell any security. 21

Creole Trail Pipeline Current Facility  Receipt capacity from SPLNG: 2.0 Bcf/d  Diameter: 42-inch; Length: 94 miles  Delivery Points: NGPL, Transco, TGPL, FGT, Bridgeline, Tetco, Trunkline  No compression Pipeline Modifications  Delivery capacity to SPLNG: 1.5 Bcf/d  Receipt points: TETCO, Trunkline, Transco  One new compressor station with four new units  Two new meter stations  Modify existing meter stations  Est ~$100MM capital cost  Design and procurement near completion (>95%)  Modifications commenced 4Q2013  Est in-service: 1Q2015  In May 2013, Cheniere Partners acquired CTPL from Cheniere Energy, Inc. for $480MM, and following the sale CTPL secured a $400 million senior secured term loan facility  CTPL is fully contracted with expected annual revenue of ~$80MM expected to commence with Train 1 operations Potential expansion for Trains 5&6 Modification to reverse flow 22

LSTK EPC Contracts with Bechtel Minimize Construction Costs and Risks Hoover Dam Hong Kong Int’l Airport San Francisco Rapid Transit Source: Bechtel. Bechtel was the EPC contractor for the regasification project at the Sabine Pass LNG terminal, which was constructed on time and on budget Proven construction contractor • Founded in 1898 and headquartered in San Francisco • Received 35+ industry awards since 2009 • Named the Top US Construction Contractor for the last 15 consecutive years by Engineering News Record Industry leading experience and results • Have participated in 23,000 projects in 140 nations and seven continents (average of 200 projects per year) • Built ConocoPhillips Petroleum Kenai liquefaction plant in 1969 Leading LNG Construction Contractor Notable Other Non-LNG Projects Key Competitive and Cost Advantages • Existing SPLNG infrastructure provides significant cost advantages (jetty, pipeline, control room, ~17 Bcf storage tanks, etc.) • Economies of scale from building multiple trains • Easy access to the Gulf Coast labor pool where we have strong labor relations • Established marine and road access provide easy delivery of materials • Duplicating Sabine Pass Liquefaction Train Design at Corpus Christi Why Bechtel? • Constructed one third of the world's liquefaction facilities (more than any other contractor) • Designed and/or constructed LNG facilities using ConocoPhillips’ Optimized Cascade® technology in Angola, Australia, Egypt, Equatorial Guinea and Trinidad • 5 liquefaction projects in the last decade, 4 currently underway all using the ConocoPhillips’ Optimized Cascade® Process Sabine Pass LNG Terminal Corpus Christi LNG Terminal 23

Timeline & Milestones Target Date SPL Corpus SPL Milestone T1-2 T3-4 Christi T5-6  Initiate permitting process (FERC & DOE)      Commercial agreements   T1-T2  T3: 2015 T5  T6: 2015  EPC contract    2015  Financing commitments    2015  Regulatory approvals   2015 2015  Issue Notice to Proceed   2015 2015  Commence operations (1) 2015/16 2016/17 2018/19 2018/19 (1) Each Train of the respective projects is expected to commence operations approximately six to nine months after the previous train. Note: See “Forward Looking Statements” slide. 24

Conversion of Class B and Subordinated Units  Mandatory conversion: within 90 days of the substantial completion of Train 3  Optional conversion by a Class B unitholder may occur at any of the following times: • After 83 months from issuance of EPC notice to proceed • Prior to the record date for a quarter in which sufficient cash from operating surplus is generated to distribute $0.425 to all outstanding common units and the common units to be issued upon conversion • Thirty (30) days prior to the mandatory conversion date • Within a 30-day period prior to a significant event or a dissolution  Subordinated units will convert into common units on a one-for-one basis, provided that there are no cumulative common unit arrearages, and either of the below distribution hurdles is met: • For three consecutive, non-overlapping four-quarter periods, the distribution paid from “Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.425 per quarter • For four consecutive quarters, the distribution paid from “Contracted Adjusted Operating Surplus”(1) to all outstanding units(2) equals or exceeds $0.638 per quarter Class B Units: Subordinated Units: (1) As defined in CQP’s partnership agreement. (2) Includes all outstanding common units (assuming conversion of all Class B units ), subordinated units and any other outstanding units that are senior or equal in right of distribution to the subordinated units. 25

Pro Forma CQP Ownership  Current common unit annualized distribution expected to be $1.70/unit (2)  Class B units accrete 3.5% quarterly until converted into common units (1) Unit amounts are current units outstanding, including Blackstone’s total investment of $1.5B but excluding accretion of Class B Units. (2) Currently, CQP is paying distributions on the common units and the applicable 2% distribution to the GP. (3) CQH is a subsidiary of Cheniere, of which Cheniere owns ~80.1%. Note: The above represents a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See “Forward Looking Statements” slide. (in millions) CEI CQH(3) Blackstone Public Total Common units (1) 12.0 45.1 57.1 Class B units (1) 45.3 100.0 145.3 Subordinated units (1) 135.4 135.4 General Partner @ 2% 6.9 6.9 6.9 192.7 100.0 45.1 344.7 Percent of total (as of 12/31/14) 2% 55.9% 29.0% 13.1% 100.0% Pro forma accretion YE2016 9.4 231.7 182.9 45.1 469.1 Percent of total (pro forma YE2016) 2% 49.4% 39.0% 9.6% 100.0% 26

Projected Global LNG Demand Robust Growth 21 17 18 2015 2020 2025 2015 2020 2025 4 9 23 2015 2020 2025 2015 2020 2025 Americas Asia Middle East/N. Africa 198 268 323 24 64 90 Europe 0 100 200 300 400 500 mtpa Asia Pacific Europe Middle East North Africa North America South & East Africa South America Source: Wood Mackenzie Q3 2014 LNG Tool (1) Assumes 85% utilization of nameplate capacity Demand forecasted to increase by 215 mtpa to 2025, a 6% CAGR Average of 23 mtpa of new liquefaction capacity needed each year(1) 27

Sabine Pass Liquefaction - Brownfield LNG Export Project Utilizes Existing Assets, Trains 1-4 Fully Contracted, Under Construction Significant infrastructure in place including storage, marine and pipeline interconnection facilities; pipeline quality natural gas to be sourced from U.S. pipeline network Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips’ Optimized Cascade® Process Current Facility  ~1,000 acres in Cameron Parish, LA  40 ft. ship channel 3.7 miles from coast  2 berths; 4 dedicated tugs  5 LNG storage tanks (~17 Bcfe of storage)  5.3 Bcf/d of pipeline interconnection Liquefaction Trains 1 – 4: Fully Contracted  Lump Sum Turnkey EPC contracts w/ Bechtel  T1 & T2 EPC contract price ~$4.0B • ~81% complete (as of 12/31/2014) • Project operations estimated late 2015/2016  T3 & T4 EPC contract price ~$3.8B • ~54% complete (as of 12/31/2014) • Project operations estimated 2016/2017 Liquefaction Trains 5&6: T5 Fully Contracted  EPC contract under negotiation with Bechtel  Permits expected 2015 Artist’s rendition 28

LNG Sale and Purchase Agreements (SPAs) Sabine Pass Liquefaction (1) BG has agreed to purchase 182,500,000 MMBtu, 36,500,000 MMBtu, 34,000,000 MMBtu and 33,500,000 MMBtu of LNG volumes annually upon the commencement of operations of Trains 1, 2, 3 and 4, respectively. Total has agreed to purchase 91,250,000 MMBtu of LNG volumes annually plus 13,400,000 MMBtu of seasonal LNG volumes upon the commencement of Train 5 operations. (2) A portion of the fee is subject to inflation, approximately 15% for BG Group, 13.6% for Gas Natural Fenosa, 15% for KOGAS and GAIL (India) Ltd and 11.5% for Total and Centrica. (3) Following commercial in service date of Train 4. BG will provide annual fixed fees of approximately $520 million during Trains 1-2 operations and an additional $203 million once Trains 3-4 are operational. (4) SPAs have a 20 year term with the right to extend up to an additional 10 years. Gas Natural Fenosa has an extension right up to an additional 12 years in certain circumstances. (5) Ratings are provided by S&P/Moody’s/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security. (6) Conditions precedent must be satisfied by June 30, 2015 or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision. BG Gulf Coast LNG Gas Natural Fenosa Annual Contract Quantity (MMBtu) 286,500,000 (1) Fixed Fees $/MMBtu (2) Annual Fixed Fees (2) ~$723 MM (3) ~$454 MM Term of Contract (4) Guarantor 20 years BG Energy Holdings Ltd. Gas Natural SDG S.A. Corporate / Guarantor Credit Rating (5) A-/A2/A- BBB/Baa2/BBB+ Fee During Force Majeure Up to 24 months Up to 24 months 20 years GAIL (India) Limited ~$548 MM 20 years NR/Baa2/BBB- N/A N/A Contract Start Train 1 + additional volumes with Trains 2,3,4 Train 2 Train 4 $2.25 - $3.00 $2.49 $3.00 182,500,000 182,500,000 20 years N/A N/A A+/Aa3/AA- Train 3 $3.00 ~$548 MM Korea Gas Corporation 182,500,000 ~$314 MM 20 years AA-/Aa1/AA N/A Total S.A. Train 5 $3.00 104,750,000 (1) Total Gas & Power N.A. (6) ~$274 MM 20 years A-/A3/A- N/A N/A $3.00 91,250,000 Centrica plc (6) Train 5 LNG Cost 115% of HH 115% of HH 115% of HH 115% of HH 115% of HH 115% of HH ~20 mtpa “take-or-pay” style commercial agreements ~$2.9B annual fixed fee revenue for 20 years 29

SPL Construction Completion Schedules Trains 1-4  Current plan estimates Train 1 operational in 40 months from NTP • Bechtel schedule bonus provides incentive for early delivery • Bechtel’s record delivery was Egyptian LNG train 1, delivered in 36 months from NTP  Trains expected to come on-line on a 6-9 month staggered basis 2012 2013 2014 2015 2016 2017 2018 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 Guaranteed Current Level 3 Schedule Guaranteed Current Level 3 Schedule Early Engineering Guaranteed Current Level 3 Schedule Guaranteed Current Level 3 Schedule BG DFCD GN DFCD KOGAS DFCD GAIL DFCD Record First LNG – Egyptian LNG T1 First LNG Train 1 Train 2 Train 3 Train 4 Feb 2016 April 2017 Jun 2017 Mar 2018 June 2016 Sept 2017 Assumes start date occurs 6 months after previous train Note: See “Forward Looking Statements” slide. 30

Source: Lippman Consulting, Baker Hughes and Bentek, as of January 2014 Sabine Pass Terminal – Accessible Pipeline Network Procurement of Gas Supply Transco Tetco ANR Trunkline NGPL Tennessee Gas Columbia Gulf Rockies Express Texas Gas Permian Basin Barnett Granite Wash Eagle Ford Haynesville Woodford Fayetteville Marcellus / Utica Shale Plays Basins Sabine Pass  SPL contracting direct pipeline transport capacity • Creole Trail P/L: 1.5 Bcf/d  • Natural Gas P/L: 0.5 Bcf/d  • Transco P/L: 1.2 Bcf/d  • Kinder Morgan LA P/L: expect over 1 Bcf/d  SPL contracting pipeline capacity upstream of the facility  Contracting with producers and marketers for natural gas 31

Corpus Christi Liquefaction Project Proposed 3 Train Facility  >1,000 acres owned and/or controlled  2 berths, 3 LNG storage tanks (~10.1 Bcfe of storage) Key Project Attributes  45 ft. ship channel 13.7 miles from coast  Protected berth  Premier Site Conditions • Established industrial zone • Elevated site protects from storm surge • Soils do not require piles • Local labor, infrastructure & utilities • 23-mile 48” pipeline will connect to several interstate and intrastate pipelines Trains 1&2: Fully Contracted  SPAs signed covering ~8.4 mtpa at a fixed fee of $3.50/MMBtu; targeting ~10.5 mtpa in SPAs across all 3 Trains prior to FID  Lump Sum Turnkey contracts signed with Bechtel • Stage 1: ~$7.1B includes 2 Trains, 2 tanks, 1 berth • Stage 2: ~$2.4B includes 1 Train, 1 tank, 1 berth  Remaining regulatory approvals expected 2015  Anticipate FID in early 2015, First LNG expected 2018 Houston New Orleans Gulf of Mexico Corpus Christi Advanced commercialization, FID expected early 2015 Artist’s rendition Design production capacity is expected to be ~4.5 mtpa per train, using ConocoPhillips’ Optimized Cascade® Process 32

PT Pertamina (Persero) Endesa S.A. Iberdrola S.A. Gas Natural Fenosa Woodside Energy Trading Électricité de France EDP Energias de Portugal S.A. Annual Contract Quantity (TBtu) 79.36 117.32 39.68 78.20 44.12 40.00 40.00 Annual Fixed Fees (1) ~$278 MM ~$411 MM ~$139 MM ~$274 MM ~$154 MM ~$140 MM ~$140 MM Fixed Fees $/MMBtu (1) $3.50 $3.50 $3.50 $3.50 $3.50 $3.50 $3.50 LNG Cost 115% of HH 115% of HH 115% of HH 115% of HH 115% of HH 115% of HH 115% of HH Term of Contract (2) 20 years 20 years 20 years 20 years 20 years 20 years 20 years Guarantor N/A N/A N/A Gas Natural SDG, S.A. Woodside Petroleum, LTD N/A N/A Guarantor/Corporate Credit Rating (3) BB+/Baa3/BBB- BBB/Baa2/BBB+ BBB/Baa1/BBB+ BBB/Baa2/BBB+ BBB+/Baa1/BBB+ A+/Aa3/A+ BB+/Ba1/BBB- Contract Start(4) Train 1 / Train2 Train 1 Train 1 / Train 2 Train 2 Train 2 Train 2 / Train 3 Train 3 Corpus Christi Liquefaction SPAs SPA progress: ~8.42 mtpa “take-or-pay” style commercial agreements ~$1.5B annual fixed fee revenue for 20 years (1) 11.5% of the fee is subject to inflation for Pertamina and Woodside; 14% for all others (2) SPA has a 20 year term with the right to extend up to an additional 10 years. (3) Ratings are provided by S&P/Moody’s/Fitch and subject to change, suspension or withdrawal at anytime and are not a recommendation to buy, hold or sell any security. (4) Conditions precedent must be satisfied by June 30, 2015 or either party can terminate. CPs include financing, regulatory approvals and positive final investment decision.

Shale Plays Basins Source: Lippman Consulting, Baker Hughes and Bentek, as of January 2014 NGPL Tennessee Gas HPL KM Tejas Oasis Enterprise Permian Basin Barnett Granite Wash Eagle Ford Haynesville Marcellus / Utica Corpus Christi Woodford Corpus Christi Terminal – Accessible Pipeline Network Procurement of Gas Supply  CCL contracting long-term direct and upstream pipeline transport capacity • Tennessee P/L: 0.3 Bcf/d  • KM Tejas P/L: 0.25 Bcf/d   CCL purchasing natural gas from producers and marketers 34

Regulatory Approvals Needed for Corpus Christi and SPL Trains 5-6  Corpus Christi Trains 1-3 • FERC: Received FERC authorization December 30, 2014 • DOE: Received FTA authorization • DOE: Non-FTA authorization is pending  SPL Trains 5-6 • FERC: Final EA published December 12, 2014; Approval expected 2015 • DOE: Received FTA authorization • DOE: Non-FTA authorization is pending Approvals expected 2015 35

Applications Filed with FERC for Liquefaction Projects Continental U.S. LNG Export Projects Quantity Bcf/d FERC Pre-filing Date FERC Application Date FERC Scheduling Notice Issued EIS / EA Scheduled Date for EIS or EA FERC Approval DOE Non FTA Final Under Construction Sabine Pass Liquefaction T1-4 2.8 7/26/10 1/31/11 12/16/11 EA 4/16/12 8/7/12  Cameron LNG 1.7 4/30/12 12/10/12 11/21/13 EIS 4/30/14 6/19/14 9/10/14  Freeport LNG 1.4 0.4 12/23/10 8/31/12 1/6/14 EIS 6/16/14 7/30/14 11/14/14  Dominion Cove Point LNG 1.0 6/1/12 4/1/13 3/12/14 EA 5/15/14 9/29/14 Corpus Christi Liquefaction 2.1 12/13/11 8/31/12 2/12/14 EIS 10/8/14 12/30/14 Sabine Pass Liquefaction T5-6 1.38 2/27/13 9/30/13 11/03/14 EA 12/12/14 Jordan Cove Energy 1.2/0.8 2/29/12 5/22/13 7/16/14 EIS 2/27/15 Oregon LNG 1.25 7/3/12 6/7/13 EIS Excelerate 1.38 11/5/12 2/6/14 EIS Southern LNG 0.5 12/5/12 3/10/14 EA Lake Charles LNG 2.0 3/30/12 3/25/14 EIS Magnolia 1.08 3/20/13 4/30/14 EIS Golden Pass 2.6 5/16/13 6/2014 EA Note: National Environmental Policy Act (NEPA) empowers FERC as the lead Federal agency to prepare an Environmental Impact Statement in cooperation with other state and federal agencies Source: Office of Fossil Energy, U.S. Department of Energy; U.S. Federal Energy Regulatory Commission; Company releases  5 projects have received FERC approval  3 projects have received final DOE approval for Non FTA 36

Cheniere’s Debt Summary As of February 2015 Cheniere Energy, Inc. (NYSE MKT: LNG) Cheniere Energy Partners, L.P. (NYSE MKT: CQP) Sabine Pass LNG, L.P. (SPLNG) BG SPA (286.5 million MMBtu / yr) Gas Natural SPA (182.5 million MMBtu / yr) KOGAS SPA (182.5 million MMBtu / yr) GAIL SPA (182.5 million MMBtu / yr) Total TUA (1 Bcf/d) Chevron TUA (1 Bcf/d) SPL TUA (2 Bcf/d) Sr Secured Notes  $1,666 due 2016 (7.50%)  $420 due 2020 (6.50%) ($ in millions) Cheniere Marketing, LLC Corpus Christi Liquefaction, LLC Trains 1-4 Debt  $2,703 Credit Facilities due 2020 (1)  $2,000 Notes due 2021 (5.625%)  $1,000 Notes due 2022 (6.250%)  $1,500 Notes due 2023 (5.625%)  $2,000 Notes due 2024 (5.750%) CMI SPA Total SPA (104.8 million MMBtu / yr) Sabine Pass Liquefaction, LLC (SPL) Centrica SPA (91.3 million MMBtu / yr) Creole Trail Pipeline (CTPL) SPL Firm Transport (1.5 Bcf/d) $400 Term Loan due 2017 (L+325) CQP GP (& IDRs) (1) Includes $2,016 million term loan facility, $495 million Republic of Korea (“ROK”) covered facility and $192 million ROK direct facility. Interest on the term loan facility is L+300 during construction and steps up to L+325 during operation. Under the ROK credit facilities, interest includes L+300 on the direct portion and L+230 on the covered portion during construction and operation. In addition, SPL will pay 100 bps for insurance/guarantee premiums on any drawn amounts under the covered tranches. These Credit Facilities mature on the earlier of May 28, 2020 or the second anniversary of Train 4 completion date. Cheniere Energy Partners LP Holdings, LLC (NYSE MKT: CQH) No Debt $1,000 PIK Convertible Notes due 2021 (4.875%) 37

Randy Bhatia: Director, Finance and Investor Relations – (713) 375-5479, randy.bhatia@cheniere.com Christina Burke: Manager, Investor Relations – (713) 375-5104, christina.burke@cheniere.com Investor Relations Contacts